U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 9, 2007

TRANSAX INTERNATIONAL LIMITED

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(Exact Name of Small Business Issuer as Specified in its Charter)

COLORADO

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(State or other Jurisdiction as Specified in Charter)

00-27845	90-0287423
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(Commission file number)	(I.R.S. Employer Identification No.)

5201 Blue Lagoon Drive
8th Floor

Miami, Florida 33126

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(Address of Principal Executive Offices)

305.629.3090

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(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Director

On March 9, 2007, the board of directors of Transax International Limited, a Colorado corporation (the “Company”), accepted the resignation of David Bouzaid as a member of the board of directors of the Company effective March 9, 2007. Mr. Bouzaid’s resignation is a result of an unrelated contractual arrangement that precludes Mr. Bouzaid from holding any directorship position in a public company.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Transax International Limited

Date: March 13, 2007	By:	/s/ Stephen Walters
Stephen Walters
President and Chief Executive Officer